UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 22, 2004



                                   GEXA CORP.
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             (Exact name of registrant as specified in its charter)


          Texas                           0-16179              76-0670175
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(State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                File Number)       Identification No.)


      20 Greenway Plaza, Suite 600, Houston, Texas              77046
        (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (713) 470-0400


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

     On December 22, 2004, Gexa Corp. (the "Company") issued a press release announcing that the previously filed class action lawsuit styled Frederick Pappey, et al. vs. Gexa Corp., Neil Leibman, Marcie Zlotnick and Sarah Veach, had been dismissed without prejudice by the plaintiffs. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                  None

         (b) Pro forma financial information.

                  None

         (c) Exhibits.

                  99.1     Press Release


                            [Signature page follows]



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GEXA CORP.

Date December 22, 2004
                                     By:    /s/ David K. Holeman
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                                                David K. Holeman
                                                Chief Financial Officer